497(c)
                                                     1940 Act File No. 811-21422

                       Statement of Additional Information
                             Dated October 31, 2003


                    Lotsoff Capital Management MICRO CAP Fund

                              20 North Clark Street
                                   34th Floor
                          Chicago, Illinois 60602-4109
                            Toll Free: 1-877-568-7633

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated October 31, 2003 of Lotsoff Capital Management Equity Trust (the "Trust") relating to the Lotsoff Capital Management Micro Cap Fund. A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above.

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
FUND HISTORY AND CLASSIFICATION.....................................................1
INVESTMENT RESTRICTIONS.............................................................1
INVESTMENT OBJECTIVE................................................................3
INVESTMENT CONSIDERATIONS...........................................................3
   Considerations Respecting the Fund's Principal Investment Strategy...............3
   Considerations Respecting the Fund's Non-Principal Investment Strategies.........4
PORTFOLIO TURNOVER..................................................................9
MANAGEMENT..........................................................................9
   Management Information...........................................................9
   Audit Committee..................................................................11
   Compensation.....................................................................11
   Proxy Voting Policy..............................................................12
   Code of Ethics...................................................................14
   Investment Advisory Agreement....................................................15
   Dollar Range of Trustee Share Ownership..........................................15
CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS....................................15
THE ADVISER AND THE ADMINISTRATOR...................................................15
   The Adviser......................................................................15
   The Administrator, Fund Accountant and Transfer Agent............................17
   Custodian........................................................................18
   Distributor......................................................................18
PORTFOLIO TRANSACTIONS AND BROKERAGE................................................19
   Generally........................................................................19
   Brokerage Commissions............................................................19
NET ASSET VALUE.....................................................................20
TAXES...............................................................................20
   General..........................................................................20
   Back-up Withholding..............................................................21
GENERAL INFORMATION.................................................................22
   Shareholder Meetings and Election of Trustees....................................22
   Shares of Beneficial Interest....................................................22
   Additional Series................................................................22
CALCULATION OF PERFORMANCE DATA.....................................................22
DESCRIPTION OF SECURITIES RATINGS...................................................24
INDEPENDENT AUDITORS................................................................25
FINANCIAL STATEMENTS................................................................26

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 31, 2003, and, if given or made, such information or representations may not be relied upon as having been authorized by Lotsoff Capital Management Equity Trust.

     This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

     The Lotsoff Capital Management Equity Trust (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940. The Trust currently has a single portfolio: the Lotsoff Capital Management Micro Cap Fund (the "Micro Cap Fund"). The Micro Cap Fund is a diversified fund. The Trust was organized as a Delaware statutory trust on August 28, 2003.

                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following restrictions applicable to the Micro Cap Fund as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the shares of the Micro Cap Fund. Under the 1940 Act, approval of the holders of a "majority" of the Micro Cap Fund's outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund's borrowing of money.

     The Micro Cap Fund may not:

     1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Micro Cap Fund's total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof), or more than 10% of the outstanding voting securities of any one issuer (except that up to 25% of the value of the Micro Cap Fund's total assets may be invested without regard to these limitations).

     2. Borrow money to an extent or in a manner not permitted under the 1940
Act.

     3. Invest in real estate (although the Micro Cap Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Micro Cap Fund may invest in financial futures contracts, options thereon, and other similar instruments.

     4. Act as an underwriter or distributor of securities other than shares of the Micro Cap Fund, except to the extent that the Micro Cap Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.

     5. Invest in companies for the primary purpose of acquiring control or management thereof.

     6. Purchase securities on margin. However, the Micro Cap Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Micro Cap Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.

     7. Sell securities short and write put and call options to an extent not permitted by the 1940 Act.

     8. Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.

     9. Concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

     10. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities and securities of a type normally acquired by institutional investors and that the Micro Cap Fund may lend its portfolio securities.

     11. Issue senior securities to an extent not permitted under the 1940 Act. (As of the date of this Statement of Additional Information, the 1940 Act permits the Fund to borrow money from banks provided that it maintains asset coverage of at least 300%.)

     The Micro Cap Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Trust's Board of Trustees without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund's investments in illiquid securities. Any changes in these non-fundamental investment restrictions made by the Board of Trustees will be communicated to shareholders prior to their implementation. The non-fundamental investment restrictions are as follows:

     1. The Micro Cap Fund will not invest more than 15% of the value of its net assets in illiquid securities.

     2. The Micro Cap Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Micro Cap Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases
(i) the Micro Cap Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Micro Cap Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Micro Cap Fund's net assets would be invested in shares of registered investment companies.

     3. In accordance with the requirements of Rule 35d-1 under the 1940 Act, the Micro Cap Fund will normally invest 80% of the value of its net assets in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase ("micro cap companies"). If the Board of Trustees of the Trust determines to change this non-fundamental policy for the Micro Cap Fund, the Micro Cap Fund will provide 60 days prior written notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

     The Micro Cap Fund's investment objective is a non-fundamental policy and may be changed by the Trust's Board of Trustees without shareholder approval. If the Board of Trustees of the Trust determines to change the investment objective for the Micro Cap Fund, the Micro Cap Fund will provide 60 days prior written notice to the shareholders before implementing the change of investment objective.

                              INVESTMENT OBJECTIVE

     The Micro Cap Fund's investment objective is long-term capital appreciation, which it seeks by investing primarily in a diversified portfolio of common stocks of micro cap companies. The Micro Cap Fund will, under normal circumstances, invest at least 80% of its assets in common stocks of micro cap companies. From time to time, the Micro Cap Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The Micro Cap Fund may invest in securities not listed on a national or regional securities exchange, but such securities typically will have an established over-the-counter market. The Micro Cap Fund does not intend to invest in any security that, at the time of purchase, is not readily marketable. The Micro Cap Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Micro Cap Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Micro Cap Fund to take advantage of investment opportunities.

                            INVESTMENT CONSIDERATIONS

Considerations Respecting the Fund's Principal Investment Strategy
------------------------------------------------------------------

     Because the Micro Cap Fund intends to invest mainly in common stocks of micro cap companies, an investment in the Micro Cap Fund is subject to greater risks than those of funds that invest in larger companies.

     Investments in micro cap companies tend to be speculative and volatile. Relatively small companies may lack depth in management on which to rely should loss of key personnel occur. Such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Further, relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Moreover, such companies may be unable to compete with larger companies, which have more resources. Lastly, such companies may not have access to adequate financing resulting in a higher risk of insolvency.

     Relative to large companies, equity securities of micro cap companies are generally thinly traded and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Micro Cap Fund may assume positions in securities with volatile share prices. Therefore, the current net asset value of the Micro Cap Fund may fluctuate significantly. Accordingly, the Micro Cap Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a fund.

Considerations Respecting the Fund's Non-Principal Investment Strategies
------------------------------------------------------------------------

     Illiquid Securities
     -------------------

     The Micro Cap Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Micro Cap Fund could adversely affect their marketability, causing the Micro Cap Fund to sell securities at unfavorable prices. The Board of Trustees of the Trust has delegated to Lotsoff Capital Management, the Micro Cap Fund's investment adviser (the "Adviser"), the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets);
(ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

     Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Micro Cap Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Micro Cap Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be priced at fair value as determined in good faith by the Board of Trustees.

     Short Sales
     -----------

     The Micro Cap Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Micro Cap Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Micro Cap Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Micro Cap Fund. Until the security is replaced, the Micro Cap Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Micro Cap Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

     Until the Micro Cap Fund closes its short position or replaces the borrowed security, the Micro Cap Fund will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Micro Cap Fund's short position.

     Borrowing
     ---------

     The Micro Cap Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 20% of the value of the Micro Cap Fund's net assets at the time of borrowing. For example the Micro Cap Fund may borrow money to facilitate management of the Micro Cap Fund's portfolio by enabling the Micro Cap Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Fund's total assets. As required by the 1940 Act, the Micro Cap Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Micro Cap Fund's assets should fail to meet this 300% coverage test, the Micro Cap Fund will reduce the amount of the Micro Cap Fund's borrowings to the extent necessary to meet this 300% coverage within three days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

     Rights and Warrants
     -------------------

     The Micro Cap Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Micro Cap Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

     Money Market Instruments
     ------------------------

     The Micro Cap Fund may invest in cash and money market securities. The Micro Cap Fund may do so to "cover" investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Micro Cap Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

     The Micro Cap Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

     Under a repurchase agreement, the Micro Cap Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Micro Cap Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Micro Cap Fund. In the event of a default or bankruptcy by the seller, the Micro Cap Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Micro Cap Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the

Micro Cap Fund would suffer a loss. The Micro Cap Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Micro Cap Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Micro Cap Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

     The Micro Cap Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Micro Cap Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Micro Cap Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Micro Cap Fund's shareholders.

     Futures Contracts and Options Thereon
     -------------------------------------

     The Micro Cap Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

     The Micro Cap Fund may purchase put and call options and write call options on stock index futures contracts. When the Micro Cap Fund purchases a put or call option on a futures contract, the Micro Cap Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the options period. By writing a call option on a futures contract, the Micro Cap Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Micro Cap Fund the underlying futures contract for a specified price upon exercise at any time during the option period. The Fund may not invest more than 20% of its assets in stock index futures contracts.

     Some futures and options strategies tend to hedge the Micro Cap Fund's equity positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Micro Cap Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index. The extent of the Micro Cap Fund's loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Micro Cap Fund may engage in related closing transactions with respect to options on futures contracts. The Micro Cap Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

     The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Trust is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

     When the Micro Cap Fund purchases or sells a stock index futures contract, the Micro Cap Fund "covers" its position. To cover its position, the Micro Cap Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Micro Cap Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Micro Cap Fund may undertake and on the potential increase in the speculative character of the Micro Cap Fund's outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Micro Cap Fund arising from such investment activities.

     The Micro Cap Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Micro Cap Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Micro Cap Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Micro Cap Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

     The Micro Cap Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Micro Cap Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Micro Cap Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

     Although the Micro Cap Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the

Micro Cap Fund to substantial losses. If trading is not possible, or the Micro Cap Fund determines not to close a futures position in anticipation of adverse price movements, the Micro Cap Fund will be required to make daily cash payments of variation margin. The risk that the Micro Cap Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                               PORTFOLIO TURNOVER

     The Micro Cap Fund is newly organized and as of the date of this Statement of Additional Information has no portfolio turnover history. The portfolio turnover rate of the Micro Cap Fund may vary significantly from year to year, but as indicated in the Prospectus it is anticipated, though not assured, that the annual portfolio turnover rate of the Micro Cap Fund will not significantly exceed 100%. A turnover rate of 100% or more would result in the Micro Cap Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the Micro Cap Fund's total return. High portfolio turnover could also result in the payment by the Micro Cap Fund's shareholders of increased taxes on realized gains.

                                   MANAGEMENT

Management Information
----------------------

     As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Micro Cap Fund is the only fund in the "Fund Complex" as defined in the 1940 Act. The name, age, address, principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below.


                                                                Term of                                              Other
                                                             Office(1) and                                       Directorships
                                            Position(s)     Length of Time        Principal Occupation(s)             Held
          Name, Address and Age           Held with Trust       Served              During Past 5 Years            by Trustee
          ---------------------           ---------------       ------              -------------------            ----------
                                                     Non-Interested Trustees

 Margaret A. Cartier, CPA                     Trustee        Newly Elected    Sole proprietor of Margaret             None
 c/o Lotsoff Capital Management Equity                                        Cartier, CPA (provider of
 Trust                                                                        financial advisory services)
 20 North Clark Street                                                        since January 2003; Managing
 34th Floor                                                                   Director of American Express
 Chicago, Illinois 60602                                                      Tax and Business Services from
 Age:  58                                                                     1999 to January 2003; and
                                                                              Partner at Altschuler, Melvoin
                                                                              and Glasser LLP from 1971 to
                                                                              2002.

 Jack Forstadt                                Trustee        Newly Elected    Adjunct Professor at Lake               None
 c/o Lotsoff Capital Management Equity                                        Forest Graduate School of
 Trust                                                                        Management since 2000; and a
 20 North Clark Street                                                        Member and a Partner at
 34th Floor                                                                   PricewaterhouseCoopers from
 Chicago, Illinois 60602                                                      1967 to 2000.
 Age:  58

 Carleton D. Pearl                            Trustee        Newly Elected    Chief Executive Officer of              None
 c/o Lotsoff Capital Management Equity                                        System Capital Corporation (a
 Trust                                                                        finance company) since 2000;
 20 North Clark Street                                                        and Senior Vice President and
 34th Floor                                                                   Treasurer of McDonald's
 Chicago, Illinois 60602                                                      Corporation from 1987 to 2000.
 Age:  59

                                                Interested Trustees and Officers

Seymour N. Lotsoff, CFA                    President and     Newly Elected    Chief Executive Officer of the         None
20 North Clark Street                         Trustee                         Adviser since 1981.
34th Floor
Chicago, Illinois 60602
Age:  66


                                                                Term of                                              Other
                                                             Office(1) and                                       Directorships
                                            Position(s)     Length of Time        Principal Occupation(s)             Held
          Name, Address and Age           Held with Trust       Served              During Past 5 Years            by Trustee
          ---------------------           ---------------       ------              -------------------            ----------


Margaret M. Baer                            Secretary,       Newly Elected    Managing Director and Chief            None
20 North Clark Street                      Treasurer and                      Administrative Officer of the
34th Floor                                    Trustee                         Adviser since 1992.
Chicago, Illinois 60602
Age:  36

-----------------------------------------

(1) Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2) Mr. Lotsoff and Ms. Baer are considered interested Trustees of the Trust within the meaning of the 1940 Act because of their affiliation with the Adviser.

Audit Committee
---------------

     The Trust's Board of Trustees has created an audit committee whose members consist of Ms. Cartier, Mr. Forstadt and Mr. Pearl, each of whom is a non-interested Trustee. The primary functions of the audit committee are to select the independent auditors to be retained to perform the annual audit of the Micro Cap Fund, to review the results of the audit, to review the Micro Cap Fund's internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Micro Cap Fund's auditors and financial records. The audit committee is newly formed and as of the date of this Statement of Additional Information has not yet met.

     The Trust's Board of Trustees has no other committees.

Compensation
------------

     The Trust is newly formed and as of the date of this Statement of Additional Information has not yet paid any compensation to any officer or non-interested Trustees. The Trust's standard method of compensating the non-interested Trustees is to pay each such Trustee an annual retainer of $2,000 and a fee of $250 for each meeting of the Board of Trustees attended. The Trust also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its Trustees and officers. The aggregate compensation to be paid by the Trust to each officer or non-interested Trustee during the Trust's fiscal period ending September 30, 2004 (estimating future payments based upon existing arrangements) is set forth below:


                                    Aggregate Compensation from   Total Compensation from Trust
Name of Person, Position                        Trust                     Paid to Trustees
------------------------                        -----                     ----------------
Non-Interested Trustees
Margaret A. Cartier                            $3,000                          $3,000
Jack Forstadt                                  $3,000                          $3,000
Carleton D. Pearl                              $3,000                          $3,000
Interested Trustees
Seymour N. Lotsoff                               $0                              $0
Margaret M. Baer                                 $0                              $0

Proxy Voting Policy
-------------------

     The Trust has delegated proxy voting decisions on securities held in the Micro Cap Fund's portfolio to the Adviser. The Adviser has adopted a Statement of Proxy Voting Policies and Procedures (the "Proxy Voting Policies") that sets forth its proxy voting policies and procedures. The Adviser's proxy voting process is dynamic and subject to periodic review, and, in its discretion, the Adviser may revise the Proxy Voting Policies in response to its review. The primary objective of the Adviser is to vote proxies in the manner that it believes will do the most to maximize the value of the Micro Cap Fund's investments. The Adviser will likely vote against any management proposals that the Adviser believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance. The Adviser will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the 1940 Act, as well as the Adviser's fiduciary duties under the federal and state law to act in the best interests of the Micro Cap Fund.

     The Adviser's proxy coordinator will review each proxy proposal on a case-by-case basis to determine the issues presented in the proxy. The proxy will then be marked for vote consistent with the Adviser's professional investment judgment as to what will best benefit the financial and economic interests of the Micro Cap Fund. The discussion that follows sets forth the Adviser's proxy voting policies and procedures regarding specific types of proposals.

     Proposals Respecting Business Operations. Generally, the Adviser will vote proxies in favor of proposals that are standard and involve necessary aspects of business operations unless the Adviser's analysis of the proposal indicates that the proposal is not in the best interests of the Micro Cap Fund as a shareholder of the company. Among factors that the Adviser will consider in reviewing these proposals include the financial performance of the company, the attendance and independence of the company's board members and committees and the company's enforcement of strict accounting practices. By way of example, proposals respecting standard business operations include the following:

     o    Name changes;

     o    Election of directors;

     o    Ratification of auditors;

     o Maintaining current levels of directors' indemnification and liability;

     o Increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders' proportionate interests; and

     o    Employee stock purchase or ownership plans.

     Proposals Respecting Changes in Status. The Adviser will vote proxies on proposals that change the status of the company, its individual securities or the ownership status of the securities in a manner that, in the Adviser's professional investment judgment, best benefits the financial and economic interests of the Micro Cap Fund. By way of example, proposals respecting changes in status include the following:

     o    Mergers, acquisitions, restructurings;

     o    Reincorporations; and

     o    Changes in capitalization.

     Proposals Respecting Shareholder Democracy. Generally, the Adviser will vote proxies against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment. By way of example, this would include proposals endorsing or facilitating:

     o    Increased indemnification protections for directors or officers;

     o    Certain Supermajority Requirements;

     o    Unequal voting rights;

     o    Classified boards;

     o    Cumulative voting;

     o Authorization of new securities if intention appears to be to unduly dilute shareholders' proportionate interests; and

     o Amending state of incorporation if intention appears to disfavor the economic interest of the shareholders.

     Generally, the Adviser will vote proxies in favor of any proposal that maintains or expands shareholder democracy. By way of example, this would include proposals that require:

     o    Annual elections;

     o    Independent directors;

     o    Confidential voting; and

     o    Shareholder approval for:

          o    Adoption or retention of "poison pills" or golden parachutes;

          o    Elimination of cumulative voting or preemptive rights; or

          o    Reclassification of company boards.

     Proposals Respecting Compensation. The Adviser will vote proxies on proposals respecting compensation in a manner that, in the Adviser's professional investment judgment, best benefits the financial and economic interests of the Micro Cap Fund. The Adviser believes that reasonable compensation is appropriate for directors, executives and employees, and that compensation should be used to align the interests of the involved parties with the long-term financial success of the company, but that compensation should not be excessive. Among the factors that the Adviser will consider are the potential dilution of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options.

     Proposals Respecting Social, Environmental and Other Such Matters. The Adviser will vote proxies on proposals respecting social, environmental and issues of conscience impacting the business conduct of a company in a manner that, in the Adviser's professional investment judgment, best benefits the financial and economic interests of the Micro Cap Fund.

     If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Micro Cap Fund and its shareholders on the one hand and the interests of the Adviser, the Micro Cap Fund's distributor or any affiliate of the Micro Cap Fund, the Adviser or the Micro Cap Fund's distributor on the other hand, then the Adviser will take one or some of the following steps (in its sole discretion): (i) inform the Micro Cap Fund of the conflict and the Adviser's voting decision; (ii) discuss the proxy vote with the Micro Cap Fund; (iii) fully disclose the material facts regarding the conflict and seek the Micro Cap Fund's consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. Whenever the Adviser determines there is a potential for a material conflict of interest, the Adviser will document which step or steps it took to ensure the proxy vote or abstention was in the best interest of the Micro Cap Fund and not the product of any material conflict.


Code of Ethics
--------------

     The Trust and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Micro Cap Fund. The code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Micro Cap Fund or is being purchased or sold by the Micro Cap Fund.

Investment Advisory Agreement
-----------------------------

     In approving the investment advisory agreement for the Micro Cap Fund (the "Advisory Agreement"), the Board of Trustees considered a number of factors including, but not limited to, the following:

     o the Adviser's experience in managing accounts with similar investment objectives;

     o    the Micro Cap Fund's pro forma expense ratio;

     o    the nature and the quality of the services offered by the Adviser; and

     o    the reasonableness of the compensation payable to the Adviser.


     Based upon its review, the Board of Trustees determined that the Adviser had the capabilities, resources and personnel necessary to manage the Micro Cap Fund effectively. Further the Board of Trustees determined that based on the services the Adviser was required to render under the Advisory Agreement, the compensation to be paid to the Adviser was fair and reasonable. Finally, the Board of Trustees concluded that it would be in the best interest of the Micro Cap Fund to enter into the Advisory Agreement with the Adviser.

     The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Portfolio Transactions and Brokerage." None of the non-interested Trustees, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Dollar Range of Trustee Share Ownership
---------------------------------------

     The Micro Cap Fund is newly organized and as of the date of this Statement of Additional Information no shares of the Micro Cap Fund have been issued to the Trustees.

                CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

     As of the date hereof, GE Financial Trust Company, FBO Omnibus GE Private Asset Management, Inc., 2425 E. Camelback Road, Suite 530, Phoenix, Arizona 85016, owns one hundred percent (100%) of the Micro Cap Fund's outstanding shares. As of such date, it controls the Micro Cap Fund and the Trust since it owns sufficient shares of the Micro Cap Fund to approve or disapprove all matters brought before shareholders of the Trust, including the election of Trustees of the Trust. The Trust does not control any person.

                        THE ADVISER AND THE ADMINISTRATOR


The Adviser
-----------

     The Adviser, Lotsoff Capital Management, is the investment adviser to the Micro Cap Fund. Seymour N. Lotsoff, Mark S. Levey and Stephen K. Bossu are each senior partners of the Adviser and collectively control the Adviser. Mr. Lotsoff's positions with the Trust are described above under the caption "Management - Management Information". Messrs. Levey and Bossu are not employees, officers or Trustees of the Trust.

     Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Micro Cap Fund, will furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Micro Cap Fund and maintaining its organization, will pay the salaries and fees of all officers and Trustees of the Micro Cap Fund (except the fees paid to non-interested Trustees) and will bear all sales and promotional expenses of the Micro Cap Fund, other than distribution expenses paid by the Micro Cap Fund pursuant to the Micro Cap Fund's Service and Distribution Plan, if any. For the foregoing, the Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 0.95%.

     The Micro Cap Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission ("SEC") and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of Trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Micro Cap Fund will also pay salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or Trustees having custody of the Micro Cap Fund's assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

     The Adviser is contractually obligated to reimburse the Micro Cap Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, in any year, exceed 3.00% of the average net assets of the Micro Cap Fund for such year, as determined by valuations made as of the close of each business day of the year. The Micro Cap Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Micro Cap Fund exceeds the expense limitation, the Micro Cap Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Micro Cap Fund's fiscal year if accrued expenses thereafter fall below this limit.

     The Advisory Agreement will remain in effect for two (2) years and thereafter shall continue in effect for as long as its continuance is specifically approved at least annually, by (i) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Micro Cap Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Micro Cap Fund's shareholders, on sixty (60) calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

     The Advisory Agreement provides that the Adviser shall not be liable to the Micro Cap Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

     The Micro Cap Fund is newly organized and as of the date of this Statement of Additional Information has not paid any fees to the Adviser.


The Administrator, Fund Accountant and Transfer Agent
-----------------------------------------------------

     UMB Fund Services, Inc., a Wisconsin corporation ("UMBFS"), at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, serves as administrator, fund accountant and transfer agent to the Micro Cap Fund, subject to the overall supervision of the Trust's Board of Trustees. Pursuant to an Administration and Fund Accounting Agreement (the "Administration Agreement"), UMBFS provides certain administrative and fund accounting services to the Micro Cap Fund. UMBFS' services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of the Micro Cap Fund's books and records, maintaining all general ledger accounts and related subledgers; overseeing the Micro Cap Fund's fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the SEC; preparing financial statements for the Micro Cap Fund's annual and semi-annual reports to the SEC; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Micro Cap Fund's income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Micro Cap Fund's compliance with its policies and limitations relating to portfolio investments as set forth in the Prospectus and Statement of Additional Information for the Micro Cap Fund and the status of the Micro Cap Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; assisting in developing an agenda for each board meeting and, if requested by the Trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gains distributions; calculating daily net asset values for the Micro Cap Fund based on valuations provided by pricing services approved by the Board of Trustees; and generally assisting in the Trust's administrative operations as mutually agreed by the Trust and UMBFS.

     For its services as administrator and fund accountant, the Trust pays UMBFS a fee, computed daily and paid monthly, at an annual rate of twelve one-hundredths of one percent on the first $250 million of average daily net assets and decreasing as assets reach certain levels, subject to a minimum annual fee of approximately $90,000, plus out-of-pocket expenses.

     The Administration Agreement provides that UMBFS shall not be liable to the Micro Cap Fund or its shareholders for anything other than willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties. The Administration Agreement also provides that UMBFS may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services and administrative services, as the case may be, to others.

     The Micro Cap Fund is newly organized and as of the date of this Statement of Additional Information has not paid UMBFS any fees for administration and fund accounting services.

     UMBFS also acts as the Micro Cap Fund Fund's transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Micro Cap Fund pays UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a base fee per fund, per month of $1,500.

     UMBFS is a subsidiary of UMB Financial Corporation, which is also the parent of the Micro Cap Fund's custodian.


Custodian
---------

     UMB Bank, n.a., 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, serves as the Micro Cap Fund's custodian (the "Custodian"). The Custodian is responsible for, among other things, safeguarding and controlling the Micro Cap Fund's cash and securities. The Micro Cap Fund pays a monthly fee at the annual rate of 1.0 basis points on combined net assets up to $200 million and increasing as net assets reach certain asset levels and subject to a $500 per month minimum fee per fund.


Distributor
-----------

     UMB Distribution Services, LLC (the "Distributor"), 803 West Michigan Avenue, Suite A, Milwaukee, Wisconsin 53233 acts as distributor for the Micro Cap Fund. The Distributor shall offer shares of the Micro Cap Fund on a continuous basis, review advertisements and act as liaison for broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Micro Cap Fund.

     The Micro Cap Fund is newly organized and as of the date of this Statement of Additional Information has not paid the Distributor any fees for its services.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally
---------

     Under the Advisory Agreement, the Adviser is responsible for decisions to buy and sell securities for the Micro Cap Fund, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Trust's Board of Trustees, as are all of the activities of the Adviser under the Advisory Agreement.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. The Trust understands that some of the portfolio transactions of the Micro Cap Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Micro Cap Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for the Micro Cap Fund at prices that include underwriting fees.

     In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Micro Cap Fund on a continuing basis. Accordingly, the price to the Micro Cap Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement solely by reason of its having caused the Micro Cap Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Micro Cap Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Board of Trustees, indicating the broker-dealers to whom such allocations have been made and the basis therefore. The Adviser is authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e. that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

Brokerage Commissions
---------------------

     The Micro Cap Fund is newly organized and as of the date of this Statement of Additional Information has not paid any brokerage commissions.

                                 NET ASSET VALUE

     The net asset value of the Micro Cap Fund normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

     The Micro Cap Fund's net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

     In determining the net asset value of the Micro Cap Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, "Nasdaq-traded securities") are valued at the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the current bid and asked prices on such exchanges. Unlisted securities held by the Micro Cap Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

     The Micro Cap Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Micro Cap Fund not reasonably practicable.

                                      TAXES

General
-------

     The Micro Cap Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Micro Cap Fund.

     If the Micro Cap Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Micro Cap Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in the Micro Cap Fund would not be liable for income tax on the Micro Cap Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Micro Cap Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Micro Cap Fund.

     Net investment income includes interest and dividend income, less expenses. Dividends from the Micro Cap Fund's net investment income, including short-term capital gains, are generally taxable to shareholders as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to dividend income), while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. In the case of corporate shareholders, dividends from the Micro Cap Fund's net investment income will qualify for the 70% dividends-received deduction, subject to proportionate reductions if the aggregate dividends received by the Micro Cap Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Micro Cap Fund.

     Any dividend or capital gain distribution paid shortly after a purchase of shares of the Micro Cap Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Micro Cap Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

     Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Back-up Withholding
-------------------

     Federal law requires the Micro Cap Fund to withhold 28% of a shareholder's reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other

Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

                               GENERAL INFORMATION

Shareholder Meetings and Election of Trustees
---------------------------------------------

     As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of the Micro Cap Fund; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

Shares of Beneficial Interest
-----------------------------

     The Trust will issue new shares at its most current net asset value. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of Micro Cap Fund shares under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Micro Cap Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series
-----------------

     The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

                         CALCULATION OF PERFORMANCE DATA

     From time to time the Micro Cap Fund may quote its average annual total return as of the most recent calendar quarter ("standardized return") in advertisements or promotional materials. Additionally, the performance of the Micro Cap Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available, and the performance of the Micro Cap Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the Micro Cap Fund of $1,000 at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the period of existence of the Micro Cap Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions, but does not take into account any federal or state income taxes that may be payable upon redemption. The formulas the Micro Cap Fund uses in calculating standardized return are described below.

     In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rates of return, actual year by year rates or any combination thereof.

     All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in the Micro Cap Fund will fluctuate, and an investor's proceeds upon redeeming shares may be more or less than the original cost of the shares.

     The Micro Cap Fund is newly organized and as of the date of this Statement of Additional Information has no standardized returns.


     Average annual total return (before taxes) is calculated according to the following formula:

     P(1+T)n=ERV

where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown. All dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.

     Average annual total return (after taxes on distributions) is calculated according to the following formula:

     P(1+T)n=ATVD

where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions); n= number of years; and ATVD=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions but not after taxes on redemptions. All dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities.

     Average annual total return (after taxes on distributions and redemptions) is calculated according to the following formula:

     P(1+T)n= ATVDR

where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions and redemption); n= number of years; and ATVDR=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions and redemptions.

     All dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value is determined by subtracting capital gains taxes resulting from the investment and adding the tax benefit from capital losses resulting from the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gain of the appropriate character in effect on the redemption date in accordance with the federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions.

                        DESCRIPTION OF SECURITIES RATINGS

     The Micro Cap Fund may invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows:

     Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

     A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1."

     A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

     Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois, 60601-6779, has been selected to serve as the Micro Cap Fund's independent auditors, whose services include auditing the Micro Cap Fund's financial statements.

                              FINANCIAL STATEMENTS

     The following financial statements for the Micro Cap Fund are included in this Statement of Additional Information:

     -    Independent Auditors' Report

     -    Statement of Assets and Liabilities

     -    Statement of Operations

     -    Notes to the Financial Statements

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Lotsoff Capital Management Equity Trust

We have audited the accompanying statement of assets and liabilities of Lotsoff Capital Management Micro Cap Fund (the "Fund"), a series of Lotsoff Capital Management Equity Trust, as of October 17, 2003, and the related statement of operations for the period from October 17, 2003 (commencement of operations) to October 17, 2003. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash owned as of October 17, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lotsoff Capital Management Micro Cap Fund as of October 17, 2003 and the results of its operations for the period October 17, 2003 (commencement of operations) to October 17, 2003, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

October 21, 2003

                     LOTSOFF CAPITAL MANAGEMENT EQUITY TRUST

                    LOTSOFF CAPITAL MANAGEMENT MICRO CAP FUND

                       Statement of Assets and Liabilities
                                October 17, 2003

ASSETS:

Cash                                                            $165,000
Offering costs                                                    43,823
                                                          ---------------
                                                                 208,823
LIABILITIES:

Offering costs payable                                            43,823
Organizational costs payable                                      65,000
                                                          ---------------
                                                                 108,823

Net Assets                                                      $100,000
                                                          ===============


NET ASSETS - Applicable to 10,000 shares                        $100,000
                                                          ===============


NET ASSET VALUE PER SHARE (net assets divided by
10,000 shares.)                                                   $10.00
                                                          ===============


MAXIMUM OFFERING PRICE PER SHARE                                  $10.00
                                                          ===============

The accompanying notes to the financial statements are an integral part of this statement.

                     LOTSOFF CAPITAL MANAGEMENT EQUITY TRUST

                    LOTSOFF CAPITAL MANAGEMENT MICRO CAP FUND

                             Statement of Operations
      For the Period From October 17, 2003 (inception) to October 17, 2003


Organizational costs                                             $65,000
                                                          ---------------

Net Investment Loss                                              $65,000
                                                          ===============

The accompanying notes to the financial statements are an integral part of this statement.

                     LOTSOFF CAPITAL MANAGEMENT EQUITY TRUST

                    LOTSOFF CAPITAL MANAGEMENT MICRO CAP FUND

                          NOTES TO FINANCIAL STATEMENTS


     1. Lotsoff Capital Management Equity Trust (the "Trust"), which consists solely of the Lotsoff Capital Management Micro Cap Fund (the "Fund"), was formed under the laws of the state of Delaware on August 29, 2003. The Trust has had no operations through October 17, 2003 other than those relating to organizational matters and the sale and issuance of 10,000 shares of beneficial interests in the Fund to Lotsoff Capital Management. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

     2. The Trust has an agreement with Lotsoff Capital Management (the "Adviser"), with whom certain officers and directors of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 0.95%.

     Under the investment advisory agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceed 3.00%, the Adviser will reimburse the Fund for the amount of such excess.

     3. Organization costs consist of costs incurred to establish the company and enable it legally to do business. The Fund expenses organization costs as incurred. Fees related to preparing the Fund's initial registration statement are offering costs. Offering costs are accounted for as a deferred charge until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis.

     4. It is the policy of the Fund to distribute all taxable income to shareholders and to otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income tax.